Statutory Reserves	12 Months Ended
Dec. 31, 2017
Statutory Reserves [Abstract]
STATUTORY RESERVES

23. STATUTORY RESERVES

In accordance with PRC regulations, the subsidiaries and VIE of the Company in the PRC are required to provide a statutory reserve, which is appropriated from net income as reported in the Company’s statutory accounts. The Company is required to allocate 10% of its annual after-tax profit to the statutory reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. The statutory reserves can only be used for specific purposes and are not distributable as cash dividends. As of December 31, 2017 and 2016, total statutory reserves were $6,621,063 and $6,536,238, respectively, which did not reach 50% of the Company’s registered capital.